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CMA ARIZONA
MUNICIPAL MONEY FUND



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Annual Report
March 31, 1997

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Officers and Trustees

Arthur Zeikel -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Richard R. West -- Trustee
Terry K. Glenn -- Executive Vice President
Vincent R. Giordano -- Senior Vice President
Edward J. Andrews -- Vice President
Donald C. Burke -- Vice President
Peter J. Hayes -- Vice President
Kenneth A. Jacob -- Vice President
Stephen T. Lewis -- Vice President
Darrin J. SanFillippo -- Vice President
Kevin A. Schiatta -- Vice President
Helen Marie Sheehan -- Vice President
Gerald M. Richard -- Treasurer
Robert Harris -- Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA Arizona
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                #16714 -- 3/97

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TO OUR SHAREHOLDERS:

For the year ended March 31, 1997, CMA Arizona Municipal Money Fund paid shareholders a net annualized yield of 2.84%*. As of March 31, 1997, the Fund's 7-day yield was 2.78%.

The Environment
Stock and bond market turbulence increased during the six-month period ended March 31, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by Federal Reserve Board
Chairman Alan Greenspan, and culminated in an announced increase in the Federal Funds rate of 0.25% to 5.5% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined. Following the central bank's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. It appears that clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are needed before stability returns to the financial markets.

Investment Outlook and Strategy
A backdrop of low unemployment and high consumer confidence continued to provide favorable conditions for the state of Arizona's economy during the six-month period ended March 31, 1997. Additionally, although the state's retailers enjoyed a respectable holiday season, the boom in retail spending appears to have ended, with sales up only 5.8% for the first nine months of 1996, compared to growth of 9.4%, 12.3% and 9.2% in 1993, 1994 and 1995, respectively, for the same nine-month period. As
1997 begins, there are several factors that we believe may have positive implications for the state's economy. The economy of neighboring
California continues to do well, creating over 30,000 new manufacturing jobs over the last year. Also, according to the Western Blue Chip
Economic Forecast, employment in California, which was up 2.6% in 1996, is expected to increase by 2.3% in 1997. Consequently, since California is Arizona's largest domestic trading partner, a stronger California economy is a positive factor for Arizona's continued success. The greater Phoenix area continues to be the strongest performer within the state. This area currently accounts for more than two-thirds of employment in Arizona, making it the major center of growth for the state as a whole. Since 1992, the Phoenix metropolitan area created almost 265,000 jobs. Furthermore, employment climbed 6.4% in 1995 and another 5% for 1996, making the greater Phoenix area the fastest growing major job market in the country.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

During the six-month period ended March 31, 1997, economic statistics continued to paint an ideal picture of the US economy. For a majority of the period, a combination of steady growth and low inflation kept
Federal Reserve Board policymakers on hold. For example, despite strong holiday sales spurred by healthy increases in personal income, the consensus remained that monetary policy would be on hold for the near term. However, during most of this period, a lack of fixed-rate supply combined with traditional inflows during early December 1996 and January
1997 kept yields on fixed-rate notes relatively unattractive compared to those on variable rate demand notes. Both the flat short-term tax-exempt yield curve and a bias for tighter monetary policy caused us to use the Fund's commercial paper to maintain a relatively neutral average portfolio maturity while selectively purchasing fixed-rate notes when yields were attractive. With similar conditions existing during the six-month period ended September 30, 1996, the Fund utilized a similar market strategy. Furthermore, the purchase of fixed-rate notes at attractive levels during July 1996 and August 1996 enhanced the Fund's performance for the recent fiscal year.

As the six-month period ended March 31, 1997 concluded, continued strength in a majority of economic statistics revealed the potential for impressive growth during the first quarter of the year. Therefore, with the probability of an interest rate hike increasing and the expected rise in yields on variable rate products in April because of outflows during tax time, we decided to position the Fund more defensively. In
October 1996, the average portfolio maturity was in the 55-day range, but by the end of March, the average portfolio maturity was in the 30-day range. On March 25, 1997, the Federal Reserve Board increased the
Federal Funds rate by 25 basis points (0.25%) to 5.5%. During the six-month period ended March 31, 1997, the state of Arizona's short-term issuance totaled $29.6 million. Diversification and credit quality remain paramount to the Fund, and we will continue to closely monitor the everchanging marketplace.

In Conclusion
We thank you for your support of CMA Arizona Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/DARRIN J. SANFILLIPPO
Darrin J. SanFillippo
Vice President and Portfolio Manager

April 29, 1997



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


CMA Arizona Municipal Money Fund
Schedule Of Investments As Of March 31, 1997                                                          (in Thousands)

                Face                                                                                      Value
State          Amount                                   Issue                                           (Note 1a)
Arizona --   $  5,400   Arizona Educational Loan Marketing Corp., Educational Loan Revenue Bonds,
91.1%                   VRDN, AMT, Series A, 3.55% due 3/01/2015 (a)(c)                                  $  5,400
                2,400   Arizona Health Facilities Authority, Hospital Systems Revenue Bonds (Northern
                        Arizona Healthcare), VRDN, AMT, Series B, 3.45% due 10/01/2026 (a)(c)               2,400
                  290   Arizona Health Facilities Authority Revenue Bonds (Arizona Voluntary Hospital
                        Federation), VRDN, Series B, 3.45% due 10/01/2015 (a)(d)                              290
                2,285   Arizona State Transportation Board, Excise Tax Revenue Refunding Bonds
                        (Maricopa County Regional Area), Series A, 4% due 7/01/1997 (b)                     2,287
                1,100   Arizona State Transportation Board, Highway Revenue Bonds, 7.80% due
                        7/01/1997                                                                           1,110
                3,900   Cochise County, Arizona, Pollution Control Corp., Solid Waste Disposal Revenue
                        Bonds (Arizona Electric Power Cooperative, Inc. Project), AMT, 3.50% due
                        9/02/1997                                                                           3,900
                        Coconino County, Arizona, Pollution Control Corp., Arizona Public Service
                        Revenue Bonds, VRDN, AMT, Series A (a):
                6,710   3.80% due 10/01/2031                                                                6,710
               11,000   (Navajo Project), 3.80% due 10/01/2029                                             11,000
                1,400   Coconino County, Arizona, Unified School District No. 001 (Flagstaff), TAN,
                        Series A, 4.40% due 7/31/1997                                                       1,402
                        Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds, VRDN, AMT (a):
                6,200   (Privado Park Apartments Project), Series A, 3.55% due 12/15/2033                   6,200
                5,200   (Vista Ventana Apartments Project), Series D, 3.55% due 12/15/2033                  5,200
                        Maricopa County, Arizona, Pollution Control Corp., PCR, CP (Southern California
                        Edison - Palo Verde Project):
                3,300   Series C, 3.50% due 4/01/1997                                                       3,300
                1,500   Series G, 3.25% due 4/03/1997                                                       1,500
                        Maricopa County, Arizona, Pollution Control Corp., PCR, Refunding (Arizona
                        Public Service Co.), VRDN (a):
                1,000   Series B, 3.65% due 5/01/2029                                                       1,000
                  200   Series C, 3.85% due 5/01/2029                                                         200
               12,000   Maricopa County, Arizona, Pollution Control Corp., PCR, Refunding (El Paso
                        Electric), VRDN, Series A, 3.60% due 8/01/2015 (a)                                 12,000
                        Maricopa County, Arizona, School District:
                1,000   No. 005 (Issac Elementary), TAN, Series A, 4.25% due 7/31/1997                      1,001
                4,300   No. 006 (Washington Elementary), UT, Series A, 7% due 7/01/1997 (b)                 4,332
                        Maricopa County, Arizona, Unified School District, TAN:
                2,000   No. 11 (Peoria), UT, Series C, 4.35% due 7/30/1997                                  2,005
                4,300   No. 41 (Gilbert), Series A, 4.45% due 7/31/1997                                     4,306
                5,500   No. 97 (Deer Valley), Series A, 4.45% due 7/31/1997                                 5,507
                2,000   Mesa, Arizona, Municipal Development Corp., Special Tax, CP, 3.50%
                        due 6/10/1997                                                                       2,000
                        Mohave County, Arizona, IDA, IDR (Citizens Utilities), CP, AMT:
                5,400   3.50% due 4/17/1997                                                                 5,400
                1,000   3.60% due 5/09/1997                                                                 1,000
                4,500   3.40% due 5/15/1997                                                                 4,500
                5,000   Phoenix, Arizona, IDA, IDR (Laich Industries Corp. Project), VRDN, AMT,
                        3.65% due 9/01/2016 (a)                                                             5,000
                6,000   Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Mariners Poinnte
                        Apartments Project), VRDN, AMT, Series A, 3.65% due 10/01/2023 (a)                  6,000
                        Phoenix, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
                4,000   Refunding (Paradise Lakes Apartments Project), 3.60% due 7/01/2025                  4,000
                6,070   (Sunset Ranch), 3.50% due 12/01/2027                                                6,070
                1,400   Phoenix, Arizona, UT, VRDN, Series 95-2, 3.70% due 6/01/2020 (a)                    1,400
                1,650   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson
                        Retirement Center), VRDN, 3.30% due 1/01/2009 (a)                                   1,650
                        Pima County, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
                1,000   (Quail Ridge Apartments), AMT, Series B, 3.55% due 12/15/2033                       1,000
                5,000   Refunding (La Cholla Apartments Project), 3.45% due 12/01/2025                      5,000
                6,500   Pima County, Arizona, IDA, Revenue Refunding Bonds (Guaranteed Mortgage
                        Obligation), VRDN, AMT, Series A, 3.75% due 6/30/2021 (a)                           6,500
                7,300   Pinal County, Arizona, IDA, Hospital Revenue Bonds (Casa Grande Regional
                        Medical Center), VRDN, 3.60% due 12/01/2022 (a)                                     7,300
                1,800   Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining Corporation),
                        VRDN, 3.65% due 12/01/2009 (a)                                                      1,800
                1,400   Salt River Project, Arizona, Agricultural Improvement and Power Distribution,
                        Electric System Revenue Bonds (Promissary Notes), CP, 3.10% due 4/01/1997           1,400
                        Special Fund of Industrial Community, Arizona, Tax-Exempt COP, Refunding,
                        CP (d):
                1,200   3.25% due 4/03/1997                                                                 1,200
                2,700   3.50% due 6/12/1997                                                                 2,700
                1,000   Tempe, Arizona, IDA, M/F Revenue Bonds (Elliots Crossing), VRDN, 3.45%
                        due 10/01/2008 (a)                                                                  1,000
                1,000   Tempe, Arizona, Unified High School District No. 213, Refunding, 4.20%
                        due 7/01/1997 (d)                                                                   1,001
                3,100   Yavapai County, Arizona, IDA, IDR (Citizen Utilities), CP, AMT, 3.50% due
                        4/17/1997                                                                           3,100
                  500   Yuma, Arizona, IDA, IDR (Ardco Inc. Project), VRDN, 3.65% due 7/01/2003 (a)           500
                3,840   Yuma, Arizona, IDA, M/F Housing Revenue Bonds (El Encanto Apartments),
                        VRDN, Series A, 3.35% due 11/01/2008 (a)                                            3,840

Puerto Rico -- 12,500   Puerto Rico Commonwealth, Government Development Bank, CP, 3.15% due
8.4%                    4/08/1997                                                                          12,500
                1,750   Puerto Rico Industrial, Medical and Environmental Pollution Control Facility
                        Revenue Bonds (Key Pharmaceuticals), Series A, 3.75% due 12/01/1997                 1,752

                        Total Investments (Cost -- $168,663*) -- 99.5%                                    168,663

                        Other Assets Less Liabilities --0.5%                                                  888
                                                                                                         --------
                        Net Assets --100.0%                                                              $169,551
                                                                                                         ========

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the interest rate in effect at March 31, 1997.
(b) AMBAC Insured.
(c) MBIA Insured
(d) FGIC Insured.
 *  Cost for Federal income tax purposes.

Portfolio Abbreviations for CMA Arizona Municipal Money Fund

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
CP    Commercial Paper
IDA   Industrial Development Authority
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
TAN   Tax Anticipation Notes
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

See Notes to Financial Statements.






CMA Arizona Municipal Money Fund
Statement of Assets and Liabilities as of March 31, 1997

Assets:
Investments, at value (identified cost -- $168,662,570) (Note 1a)                              $  168,662,570
Cash                                                                                                   15,673
Interest receivable                                                                                 1,033,177
Deferred organization expenses (Note 1d)                                                                6,503
Prepaid registration fees and other assets (Note 1d)                                                   10,430
                                                                                               --------------
Total assets                                                                                      169,728,353
                                                                                               --------------

Liabilities:
Payables:
Investment adviser (Note 2)                                               $     73,342
Distributor (Note 2)                                                            47,640                120,982
                                                                          ------------
Accrued expenses and other liabilities                                                                 56,434
                                                                                               --------------
Total liabilities                                                                                     177,416
                                                                                               --------------
Net Assets                                                                                     $  169,550,937
                                                                                               ==============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of
shares authorized                                                                              $   16,958,726
Paid-in capital in excess of par                                                                  152,628,464
Accumulated realized capital losses -- net (Note 4)                                                   (36,253)
                                                                                               --------------
Net Assets -- Equivalent to $1.00 per share based on 169,587,255
shares of beneficial interest outstanding                                                      $  169,550,937
                                                                                               ==============

See Notes to Financial Statements.






CMA Arizona Municipal Money Fund
Statement of Operations for the Year Ended March 31, 1997

Investment Income (Note 1c):
Interest and amortization of premium earned                                                    $    5,366,356

Expenses:
Investment advisory fees (Note 2)                                         $    752,072
Distribution fees (Note 2)                                                     185,231
Accounting services (Note 2)                                                    50,699
Registration fees (Note 1d)                                                     48,804
Professional fees                                                               46,117
Transfer agent fees (Note 2)                                                    22,921
Custodian fees                                                                  15,895
Printing and shareholder reports                                                14,493
Amortization of organization expenses (Note 1d)                                  7,583
Pricing fees                                                                     3,044
Trustees' fees and expenses                                                      1,352
Other                                                                            2,524
                                                                          ------------
Total expenses                                                                                      1,150,735
                                                                                                -------------
Investment income -- net                                                                            4,215,621
Realized Loss on Investments -- Net (Note 1c)                                                         (29,558)
                                                                                                -------------
Net Increase in Net Assets Resulting from Operations                                           $    4,186,063
                                                                                               ==============

See Notes to Financial Statements.






CMA Arizona Municipal Money Fund
Statements of Changes in Net Assets
                                                                                       For the Year Ended
                                                                                             March 31,
Increase (Decrease) in Net Assets:                                                    1997              1996
Operations:
Investment income -- net                                                       $   4,215,621     $   4,017,445
Realized loss on investments -- net                                                  (29,558)           (6,694)
                                                                               -------------     -------------
Net increase in net assets resulting from operations                               4,186,063         4,010,751
                                                                               -------------     -------------
Dividends & Distributions to Shareholders (Note 1e):
Investment income -- net                                                          (4,215,621)       (4,017,445)
Realized gain on investments -- net                                                       --            (2,500)
                                                                               -------------     -------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                   (4,215,621)       (4,019,945)
                                                                               -------------     -------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                 811,252,304       527,733,700
Net asset value of shares issued to shareholders in reinvestment of dividends
and distributions (Note 1e)                                                        4,215,615         4,019,977
                                                                               -------------     -------------
                                                                                 815,467,919       531,753,677
Cost of shares redeemed                                                         (783,407,673)     (497,941,093)
                                                                               -------------     -------------
Net increase in net assets derived from beneficial interest transactions          32,060,246        33,812,584
                                                                               -------------     -------------
Net Assets:
Total increase in net assets                                                      32,030,688        33,803,390
Beginning of year                                                                137,520,249       103,716,859
                                                                               -------------     -------------
End of year                                                                    $ 169,550,937     $ 137,520,249
                                                                               =============     =============

See Notes to Financial Statements.






CMA Arizona Municipal Money Fund
Financial Highlights
                                                                                                       For the
                                                                                                       Period
The following per share data and ratios have been derived                                              Feb. 8,
from information provided in the financial statements.                                                 1993+ to
                                                                   For the Year Ended March 31,        March 31,
Increase (Decrease) in Net Asset Value:                     1997          1996       1995       1994       1993

Per Share Operating Performance:
Net asset value, beginning of period                    $   1.00      $   1.00   $   1.00   $   1.00   $   1.00
                                                        --------      --------   --------   --------   --------
Investment income -- net                                     .03           .03        .03        .02       .002
                                                        --------      --------   --------   --------   --------
Total from investment operations                             .03           .03        .03        .02       .002
                                                        --------      --------   --------   --------   --------
Less dividends from investment income -- net                (.03)         (.03)      (.03)      (.02)     (.002)
                                                        --------      --------   --------   --------   --------
Net asset value, end of period                          $   1.00      $   1.00   $   1.00   $   1.00   $   1.00
                                                        ========      ========   ========   ========   ========
Total Investment Return                                     2.84%         3.36%      2.83%      1.90%      1.78%*
                                                        ========      ========   ========   ========   ========
Ratios to Average Net Assets:
Expenses, net of reimbursement                               .76%          .58%       .54%       .59%       .46%*
                                                        ========      ========   ========   ========   ========
Expenses                                                     .76%          .77%       .85%       .98%      1.15%*
                                                        ========      ========   ========   ========   ========
Investment income -- net                                    2.80%         3.27%      2.84%      1.89%      1.86%*
                                                        ========      ========   ========   ========   ========
Supplemental Data:
Net assets, end of period (in thousands)                $169,551      $137,520   $103,717   $ 73,414   $ 41,437
                                                        ========      ========   ========   ========   ========

* Annualized.
+ Commencement of Operations.

See Notes to Financial Statements.




CMA Arizona Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA Arizona Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $36,000, of which $6,000 expires in 2004 and $30,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



CMA Arizona Municipal Money Fund
Independent Auditors' Report

The Board of Trustees and Shareholders, CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period February 8, 1993 (commencement of operations) to March 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 2, 1997



CMA Arizona Municipal Money Fund
Important Tax Information (unaudited)

All of the net investment income distributions paid daily by CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during its taxable year ended March 31, 1997.

Please retain this information for your records.